5. REAL ESTATE OWNED (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Real estate acquired through foreclosure:
One-to-four family units	$ 478	$ 1,262
Multi-family	0	0
Land loans	35	87
Commercial real estate loans	0	56
Less allowance for losses	0	0
Real estate owned - net	$ 513	$ 1,405